SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           DCC COMPACT CLASSICS, INC.
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                (Name of Registrant as Specified in Its Charter)

                           DCC Compact Classics, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ]   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3)
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and 0-11

(1) Title of each class of securities to which transaction applies:


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(2)   Aggregate number of securities to which transactions applies:


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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11:


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(4)   Proposed maximum aggregate value of transaction:


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



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:


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(2)   Form, schedule or registration statement no.:


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(3)   Filing party:


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(4)   Date filed:


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
                           DCC COMPACT CLASSICS, INC.
                          9301 Jordan Avenue, Suite 105
                          Chatsworth, California 91311

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 27, 1996

      Please take notice that a Special Meeting of Shareholders of DCC COMPACT CLASSICS, INC., a Colorado corporation (the "Company"), will be held at 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311 on November 27, 1996 at 8:00 A.M. Pacific Time, for the following purpose:

      To effect a reverse split of the Company's authorized and issued Common Stock on the basis of one new share of Common Stock for each three shares of Common Stock outstanding.

      The Board of Directors has fixed the close of business on October 23, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any and all adjournments thereof.

      Whether or not you expect to be present, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Marcia McGovern, Secretary
Chatsworth, California
October 25, 1996

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

                           DCC COMPACT CLASSICS, INC.
                          9301 Jordan Avenue, Suite 105
                          Chatsworth, California 91311

                         SPECIAL MEETING OF SHAREHOLDERS


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DCC Compact Classics, Inc., a Colorado corporation (the "Company"), of proxies for use at the Special Meeting of Shareholders ("Special Meeting") to be held at 9301 Jordan Avenue, Suite 105, Chatsworth, California 91311 on November 27, 1996, at 8:00 A.M. Pacific Time, and at any and all adjournments thereof. The Company's telephone number is (818) 993-8822.

                      Shares Outstanding and Voting Rights

      The Board of Directors has fixed the close of business on October 23, 1996 as the record date for determining the Shareholders entitled to notice of, and to vote at, the Special Meeting. Only Shareholders of record on that date will be entitled to vote. A Shareholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a Shareholder may have given a proxy, such Shareholder may nevertheless attend the meeting, revoke the proxy and vote in person.

      As of October 23, 1996, the record date for determining the Shareholders of the Company entitled to vote at the Special Meeting, approximately 6,746,725 shares of the Common Stock of the Company, $.005 par value per share ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Special Meeting. The quorum necessary to conduct business at the Special Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Annual Meeting in determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                         Cost and Method of Solicitation

      The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expenses of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services. The date of mailing of this Proxy Statement and Proxy is approximately October 25, 1996.

                               Proposal Number 1
                        AMENDMENT TO ARTICLES TO EFFECT
                         A 1 FOR 3 REVERSE STOCK SPLIT

Generally
---------

      The Board of Directors of the Company proposes to amend the Company's Articles of Incorporation (the "Amendment") to effect a one-for-three (1:3) reverse stock split of the issued and outstanding Common Stock of the Company on the basis of one (1) newly issued Common Stock ("New Common Stock") share for each three (3) shares of the Company's presently issued and outstanding Common Stock (the "Reverse Stock Split"). The Board of Directors reserves the right without further action by the shareholders, to not proceed with the Reverse Stock Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Colorado, the Board of Directors, in their sole discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

      The Company is currently authorized to issue 500,000,000 shares of Common Stock, $.005 par value, of which 6,746,725 (pre-split) shares were issued and outstanding at the close of business on October 23, 1996, the record date.

      The Company does not propose to modify the number of authorized shares of Common Stock. The Reverse Stock Split is not intended to change the proportionate equity interests of the Company's stockholders; however, some incidental change can be expected to occur in connection with the rounding up or down of fractional shares (see "The Reverse Stock Split - Fractional Shares"). Voting rights and other rights of the stockholders will not be altered by the Reverse Stock Split.

Reasons for the Proposed Stock Split
------------------------------------

      The Board of Directors of the Company believes that the Reverse Stock Split is necessary to provide a manageable number of shares of Common Stock and to improve the marketability of the Company's Common Stock.

     Management of the Company is not aware of any present efforts of any persons to accumulate Common Stock or to obtain control of the Company, and the proposed Reverse Stock Split is not intended to be an anti-takeover device. The Amendment is being sought solely to enhance the image of the Company, its corporate flexibility, and to be more acceptable to the brokerage community, and to investors generally.

Exchange of Stock Certificates
------------------------------

      The Reverse Stock Split will be effected by the filing of an Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Colorado. The Company plans to file the Amendment as soon as practicable. The Amendment will become effective at the close of business on the date of filing, unless the Company specifies otherwise. The record date for the Reverse Stock Split will be the effective date of the Amendment to the Certificate of Incorporation (the "Reverse Stock Split Date") and the shareholders will be notified on or about the Reverse Stock Split Date that the Reverse Stock Split has been effected. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for holders of Common Stock in implementing the exchange of their certificates.

      As soon as practicable after the Reverse Stock Split, shareholders will be notified and requested to surrender their certificates representing shares of Common Stock to the Exchange Agent in exchange for certificates representing New Common Stock. One (1) share of New Common Stock will be issued in exchange for each three (3) presently issued and outstanding shares of Common Stock. Beginning on the Reverse Stock Split Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. To the extent a stockholder holds a number of shares not evenly divisible by three, the Company will issue one whole share for fractional interests as described below.

Fractional Shares
-----------------

      No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Fractional interests of .5 or more of New Common Stock will be rounded up to the next highest share, and fractional interest of less than .5 of New Common Stock will be reduced down to the next nearest share. Any shareholder whose aggregate shareholding is reduced to a fraction of one (1) share will receive one (1) share of New Common Stock. No service charge will be payable by shareholders in connection with the exchange of certificates, and the costs will be borne and paid by the Company.

Federal Income Tax Consequences
-------------------------------

      The Reverse Stock Split should not result in the recognition of gain or loss. The holding period of the shares of New Common Stock will include the shareholders holding period for the shares of Common Stock exchanged therefore, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the Common Stock exchanged therefore, reduced by the basis applicable to the receipt of one whole share in lieu of fractional shares described below.





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


No Dissenter's Rights.
----------------------

      Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split.

      The  complete   text  of  the  proposed   Amendment  to  the  Articles  of
Incorporation is set forth as Exhibit A to this Proxy Statement.

      If the Amendment is approved, the Amended Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Colorado. The affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the Amendment to the Articles of Incorporation.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          THAT SHAREHOLDERS VOTE 'FOR'
              THE FOREGOING AMENDMENT TO THE COMPANY'S ARTICLES OF
              INCORPORATION TO EFFECTUATE THE REVERSE STOCK SPLIT.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Marshall Blonstein
                                   ----------------------
                                   Marshall Blonstein, President and
                                   Chief Executive Officer
























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


                          DCC COMPACT CLASSICS, INC.
                         9301 Jordan Avenue, Suite 105
                         Chatsworth, California  91311

                                     PROXY


The undersigned hereby constitutes and appoints Marshall Blonstein as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on October 23, 1996, at the Special Meeting of Shareholders to be held on November 27, 1996, or any adjournment thereof.

 1. To amend the Company's Articles of Incorporation to effect a reverse stock split of the Company's authorized and issued Common Stock on the basis of one new share of Common Stock for each three shares of Common Stock outstanding.

            ---                ---                      ---
           |   |              |   |                    |   |
            ---  FOR           ---  AGAINST             ---  ABSTAIN

      This Proxy is solicited on behalf of the Board of Directors of DCC COMPACT CLASSICS, INC. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Reverse Stock Split.

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

                                          ----------------------------------
                                          Signature

                                          ----------------------------------
                                          Signature If Held Jointly

                                          ----------------------------------
                                          (Please Print Name)

                                          ----------------------------------
                                          Number of Shares Subject to Proxy

Dated:______________, 1996